UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 29, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of April 1, 2005, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-4)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-120575) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $2,153,053,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-4 on April 29, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 25, 2005, as supplemented by the Prospectus Supplement dated April 25, 2005 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of April 1, 2005, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the following classes:  Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class M11, Class X, Class P and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $2,163,873,262 as of April 1, 2005.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of April 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of April 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer and Servicer.

99.3

Securitization Servicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings, Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, N.A., as Servicer.

99.4

Securitization Servicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings, Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.5

Subservicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.6

Servicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings Inc., as Seller, as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.7

Subservicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.8

Reconstituted Servicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.9

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage
Guaranty Master Policy (No. 12-670-4-4234), including (i) Terms and
Conditions No. 71-72082 (2/05) and No. 71-70283 (2/05), as modified by the Terms Letter for MGIC Mortgage Insurance Coverage dated April 25, 2005 among Lehman Brothers Inc., MGIC and the Trustee and (iii) Commitment Certificates covering $ 202,985,105.00 aggregate principal balance of insurable Mortgage Loans.

99.10

Primary Mortgage Insurance Co. (“PMI”) Master Policy Bulk No. 2005-0347, subject to the terms and conditions of PMI Mortgage’s Bulk Primary First Lien Master Policy UW 2510.00 (9/00), including (i) Terms Letter for PMI Mortgage Insurance Coverage dated as of April 25, 2005, among Lehman Brothers Inc., PMI Mortgage and the Trustee and (ii) certificates covering $315,420,028.44 aggregate principal balance of insurable Mortgage Loans.

99.11

Republic Mortgage Insurance Company (“RMIC”) Mortgage Policy Form MP-1103, 8/94, including (i) any related endorsements and (ii) the RMIC Letter Agreement dated as of April 29, 2005, between RMIC and the Aurora Loan Services LLC and acknowledged by U.S. Bank National Association, as Trustee on behalf of the Trust Fund covering $176,766,392.88 aggregate principal balance of insurable Mortgage Loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: April 29, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of April 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of April 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer and Servicer.

99.3

Securitization Servicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings, Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, N.A., as Servicer.

99.4

Securitization Servicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings, Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.5

Subservicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.6

Servicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings Inc., as Seller, as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.7

Subservicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.8

Reconstituted Servicing Agreement dated as of April 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.9

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage
Guaranty Master Policy (No. 12-670-4-4234), including (i) Terms and
Conditions No. 71-72082 (2/05) and No. 71-70283 (2/05), as modified by the Terms Letter for MGIC Mortgage Insurance Coverage dated April 25, 2005 among Lehman Brothers Inc., MGIC and the Trustee and (iii) Commitment Certificates covering $ 202,985,105.00 aggregate principal balance of insurable Mortgage Loans.

99.10

Primary Mortgage Insurance Co. (“PMI”) Master Policy Bulk No. 2005-0347, subject to the terms and conditions of PMI Mortgage’s Bulk Primary First Lien Master Policy UW 2510.00 (9/00), including (i) Terms Letter for PMI Mortgage Insurance Coverage dated as of April 25, 2005, among Lehman Brothers Inc., PMI Mortgage and the Trustee and (ii) certificates covering $315,420,028.44 aggregate principal balance of insurable Mortgage Loans.

99.11

Republic Mortgage Insurance Company (“RMIC”) Mortgage Policy Form MP-1103, 8/94, including (i) any related endorsements and (ii) the RMIC Letter Agreement dated as of April 29, 2005, between RMIC and the Aurora Loan Services LLC and acknowledged by U.S. Bank National Association, as Trustee on behalf of the Trust Fund covering $176,766,392.88 aggregate principal balance of insurable Mortgage Loans.